_________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 26, 2005


                        Annaly Mortgage Management, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Maryland                 1-13447               22-3479661
               --------                 -------               ----------
      State or Other Jurisdiction     (Commission          (I.R.S. Employer
           Of Incorporation)         File Number)        Identification No.)


      1211 Avenue of the Americas
              Suite 2902
          New York, New York                                     10036
          ------------------                                     -----
    (Address of Principal Executive                            (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (212) 696-0100


                                    No Change
                                    ---------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


     On April 26, 2005, Annaly Mortgage Management, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits

        (c)  Exhibits

99.1 Press Release, dated April 26, 2005, issued by Annaly Mortgage Management, Inc.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ANNALY MORTGAGE MANAGEMENT, INC.



                               By: /s/Kathryn Fagan
                                   _____________________
                                   Name:  Kathryn Fagan
                                  Title:  Chief Financial Officer



Dated: April 26, 2005